Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

R. R. Donnelley & Sons Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

RRD-Chatham Transaction Employee Letter

Dear Colleagues,

Today we announced that we have terminated our merger agreement with affiliates of Atlas Holdings LLC and have entered into a new merger agreement with affiliates of Chatham Asset Management, LLC, a private investment firm that has a history of making investments in the print media and marketing communications industries. We recognize there have been a lot of twists and turns in this process over the past several months, and we are confident that the agreement we have entered into with Chatham is in the best interests of RRD and its stockholders.

I have deeply admired your continued focus on our clients and dedication to our company throughout this process. It is critical that we maintain that same focus and continue to deliver for our clients. We are operating as usual at RRD, and we are counting on each of you to remain focused on your day-to-day responsibilities and to continue meeting our clients’ expectations.

Like our previous agreement with affiliates of Atlas, upon closing of the transaction, which we expect to occur in the first half of 2022, we will no longer be a publicly traded company. I want to reiterate that our commitment to our strategy, culture and mission remains the same. We continue to believe that operating as a private company will strengthen the value we deliver to clients and will create even more opportunities over the long term as we continue to execute on our strategy.

Looking ahead, we will communicate with you as we have throughout this entire process. As a reminder, consistent with company policy, should you receive any inquiries from stockholders, analysts, or members of the media, please forward them to Johan Nystedt at johan.nystedt@rrd.com.

Thank you for your resilience throughout this process. It is your passion that makes RRD a great place to work and has enabled us to create this bright future.

Sincerely,

Daniel L. Knotts

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed acquisition of R. R. Donnelley & Sons Company (“RRD”) by affiliates of Chatham Asset Management, LLC (the “Transaction”). These forward-looking statements are based on RRD’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by RRD, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transaction; (ii) significant transaction costs associated with the Transaction; (iii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm RRD’s business, including current plans and operations; (v) the ability of RRD to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) legislative, regulatory and economic developments affecting RRD’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which RRD operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect RRD’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact RRD’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring RRD to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the agreement and plan of merger with respect to the Transaction; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as RRD’s response to any of the aforementioned factors; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to RRD’s business, including those detailed under the heading “Risk Factors” and elsewhere in RRD’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties that will be described in the proxy statement, which will be available from the sources indicated below, that RRD intends to file in connection with the Transaction (the “Proxy Statement”). These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on RRD’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Transaction. These forward-looking statements speak only as of the date they are made, and RRD does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Transaction. In connection with the Transaction, RRD intends to file the Proxy Statement and certain other documents regarding the Transaction with the SEC. The definitive Proxy Statement (if and when available) will be mailed to RRD stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by RRD, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through RRD’s investor relations website at investor.rrd.com or by contacting the RRD investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

RRD and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from RRD stockholders in connection with the Transaction. Information about RRD’s directors and executive officers can be found under “Board of Directors” and “Executive Leadership Team” in the Governance section of RRD’s investor relations website at investor.rrd.com, in RRD’s proxy statement for its 2021 annual meeting of stockholders, filed with the SEC on April 13, 2021, in RRD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 24, 2021, in RRD’s Current Reports on Form 8-K filed with the SEC on May 24, 2021, June 2, 2021 and July 30, 2021 and in Forms 3, 4 and 5 filed by such persons with the SEC. Additional information regarding the identity of the participants and their direct and indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed by RRD with the SEC in connection with the Transaction. You may obtain free copies of the Proxy Statement and those other materials and the other SEC filings described in this paragraph through the website maintained by the SEC at www.sec.gov or through RRD’s investor relations website at investor.rrd.com.